                                                                Exhibit 10.1
FIRST AMENDMENT
TO
GULF COAST/ROCKIES/SAN JUAN PACKAGE
PURCHASE AGREEMENT

This First Amendment to Gulf Coast/Rockies/San Juan Package Purchase Agreement (this “First Amendment”) is dated effective as of June 1, 2007, by and between Dominion Exploration & Production, Inc., a corporation organized under the Laws of Delaware (“DEPI”), Dominion Energy, Inc., a corporation organized under the Laws of Virginia (“DEI”), Dominion Oklahoma Texas Exploration & Production, Inc., a corporation organized under the Laws of Delaware (“DOTEPI”), Dominion Reserves, Inc., a corporation organized under Laws of Virginia (“Reserves”), LDNG Texas Holdings, LLC, a limited liability company organized under the laws of Oklahoma (“LDNG”) and DEPI Texas Holdings, LLC, a limited liability company organized under the laws of Delaware (“DEPI Texas”) (collectively “Sellers”), and XTO Energy Inc., a company organized under the Laws of Delaware (“Purchaser”).  Sellers and Purchaser are sometimes referred to collectively as the “Parties” and individually as a “Party.”

RECITALS:

The Parties have entered into a Gulf Coast/Rockies/San Juan Package Purchase Agreement dated as of June 1, 2007 (the “Agreement”), providing for the sale by Sellers to Purchaser of the Shares and the Additional Assets.

The Parties desire to amend the Agreement to clarify the treatment of several matters, as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.           Definitions.  Capitalized terms used but not otherwise defined herein shall have the meaning given to those terms in the Agreement.

2.           Amendments.  The Agreement is hereby amended as follows:

a.           In Section 2.2(c), the term “seventeen (17) Business Days after the date of this Agreement” is replaced with “twenty-five (25) Business Days after the date of this Agreement, and the term “schedules” in the third sentence is replaced with “schedules that include DEPI’s ten digit property numbers.”

b.           In Section 2.2(d), the text prior to the colon is revised to read:

Within seven (7) Business Days after DEPI’s receipt of the schedules required under Section 2.2(c), Sellers shall prepare and deliver to Purchaser, using and based upon the best information available to Sellers, a schedule setting forth the following items:

c.         In Section 2.3(h)(iii), the text prior to the semi-colon is revised to read:

    Increased by the amount that would be calculated on the Interest Unadjusted Purchase Price, at the Agreed Rate, for the period from but excluding August 2, 2007 through and including the Closing Date;

d.        In Section 3.5(a), the date in the first sentence is changed to September 3, 2007.

e.         In Section 8.1, the date in the first sentence is changed to July 31, 2007.

f.         In Section 8.4(b), the term “Purchaser’s sixty (60) day review period” is replaced with “Purchaser’s ninety (90) day review period”.

g.        In Section 12.5(b), the reference in the last sentence to Section 12.1(e) is deleted.

h.        On Schedule 4.11, the following items are deleted:

(1)	Consents to Assign – Land Contracts (Non-Leases) - Contract Number AR 41410002

(2)	Consents to Assign – Land Contracts (Non-Leases) - Contract Number 303480

(3)	Consents to Assign – Land Contracts (Non-Leases) - Contract Number 304381

(4)	Consents to Assign – Land Contracts (Non-Leases) - Contract Number 314086 (two entries)

(5)	Preferential Purchase Rights – Land Contracts - Contract Number 314559

(6)	Preferential Purchase Rights – Land Contracts - Contract Number 314602

(7)	Preferential Purchase Rights – Land Contracts - Contract Number 314086 (two entries)

(8)	Preferential Purchase Rights – Land Contracts - Contract Number 314173 (four entries)

(9)	Preferential Purchase Rights – Land Contracts - Contract Number 311633 (two entries)

(10)	Preferential Purchase Rights – Land Contracts - Contract Number 311637 (two entries)

(11)	Preferential Purchase Rights – Land Contracts - Contract Number 312823 (two entries)

i.           On Schedule 4.11, the following items are added:

(1)	Preferential Rights to Purchase – Land Contracts

Contract Number:	5137
Contract Description:	Cushing Purchase and Sale Agreement
Group:	JOA
File Type:	Purchase/Sale Agreement
Prospect Name:	Cushing
Prospect Code:	PRTX034
State:	TX
County:	Rusk
Dominion Party:	DEPI
Area:	Eastern

Contract Number:	304317
Contract Description:	Kutz West Field Prospect JOA
Group:	JOA
File Type:	Joint Operating Agreement
Prospect Name:	Kutz West Field
Prospect Code:	PR300000
State:	NM
County:	San Juan
Dominion Party:	DOTEPI
Area:	Western

Contract Number:	314707
Contract Description:	Kings Canyon Farmout Sec 32-10S-19E
Group:	JOA
File Type:	Farmout Agreement
Prospect Name:	Kings Canyon
Prospect Code:	PRUT4012
State:	UT
County:	Uintah
Dominion Party:	DEPI
Area:	Western

Contract Number:	314708
Contract Description:	Kings Canyon Farmout Sec 36-10S-18E
Group:	JOA
File Type:	Farmout Agreement
Prospect Name:	Kings Canyon
Prospect Code:	PRUT4012
State:	UT
County:	Uintah
Dominion Party:	DEPI
Area:	Western

(2)	Consents to Assign – Land Contracts (Non Leases)

Contract Number:	304034
Contract Description:	Cranz/Goodrich/American F/O
Group:	JOA
File Type:	Farmout Agreement
Prospect Name:	Cranz
Prospect Code:
State:	TX
County:	Lavaca
Dominion Party:	DOTEPI
Area:

Contract Number:	304036
Contract Description:	Everest Letter Agreement
Group:	JOA
File Type:	Letter Agreement
Prospect Name:	Cranz
Prospect Code:
State:	TX
County:	Lavaca
Dominion Party:	DOTEPI
Area:

j.           On Schedule 8.4(D), the bank account information for Sellers is hereby replaced with the following:

JP Morgan Chase Bank
               Account Holder:  Dominion Resources, Inc.
               Account No. 144053865
              ABA No. 021-000-021

k.           On Schedule 13.5, Guarantees to be Replaced, in the Guarantee section, the Guarantee of which Oasis Pipeline, L.P. is the Beneficiary is deleted and replaced with the following Guarantee:

Guarantor:                              Consolidated Natural Gas Company
Primary Obligor:                    Dominion Exploration & Production, Inc.
Guarantee Date:                    March 28, 2003
Beneficiary:                           SWEPI LP

l.           In Section 2.2 of Exhibit F, the form of DEPI/Purchaser Transition Services Agreement, the first sentence is rewritten to read as follows:

At all times during the performance of Purchaser Services by Purchaser, all persons performing such Purchaser Services who shall be in the employ and/or under the control of Purchaser, the Companies or their Affiliates (including agents, contractors, temporary employees and consultants) shall be independent from DEPI and not employees of DEPI and shall not be entitled to any payment, benefit or perquisite directly from DEPI on account of such Purchaser Services, provided, however, certain Company Onshore Employees and Managing Directors that accept employment and remain employed with Purchaser may participate in the Company’s U.S. Benefit Plans to the extent such participation is permitted under the Dominion Pension Plan and the Dominion Retiree Health and Welfare Plan.  Purchaser will not be required to provide any Purchaser Services the provision of which would violate any Laws or contract.  Purchaser will use its commercially reasonable efforts as necessary to secure consents and/or approvals of vendors, lessors and licensors relating to the Purchaser Services provided by it or its Affiliates.

m.           A new Section 2.7 is added in Exhibit F, the form of DEPI/Purchaser Transition Services Agreement, reading as follows:

Section 2.7 Information to DEPI.  Within 30 days following the 180th day after the Closing Date, Purchaser shall provide DEPI notice of (i) all Company Onshore Employees and Managing Directors that have remained employed by Purchaser from the date of employment with Purchaser through the 180th day from Closing, measured from and including the Closing Date, and (ii) any Company Onshore Employees or Managing Directors who accepted employment with Purchaser pursuant to Section 10.2(a) or (b) of the Purchase Agreement but who were not employed by Purchaser for the entire 180 day period, measured from and including the Closing Date, together with an explanation as to whether their departure was voluntary, involuntary without cause, or involuntary with cause.

3.           Ratification.  Except as amended by this First Amendment, the Agreement remains in full force and effect in accordance with its terms.

4.           Governing Law, Venue, Jurisdiction and Service of Process.  Sections 13.8 and 13.9 of the Agreement are hereby incorporated into this First Amendment by reference as if set out in full herein.

5.           Counterparts.  This First Amendment may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement.  Delivery of an executed counterpart signature page by facsimile is as effective as executing and delivering this First Amendment in the presence of other Parties to this Agreement.

IN WITNESS WHEREOF, this First Amendment has been signed by each of the Parties as of the date first above written.

SELLER:	DOMINION EXPLORATION & PRODUCTION, INC.
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
SELLER:	DOMINION ENERGY, INC.
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
SELLER:	DOMINION OKLAHOMA TEXAS EXPLORATION & PRODUCTION, INC.
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
SELLER:	DOMINION RESERVES, INC.
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
SELLER:	LDNG TEXAS HOLDINGS, LLC
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
SELLER:	DEPI TEXAS HOLDINGS, LLC
By: /s/G. Scott Hetzer Name: G. Scott Hetzer Title: Senior Vice President and Treasurer
PURCHASER:	XTO ENERGY INC.
By: /s/Vaughn O. Vennerberg, II Name: Vaughn O. Vennerberg, II Title: Senior Executive Vice President and Chief of Staff